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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 13, 2002


                             IMPERIAL SUGAR COMPANY
             (Exact name of registrant as specified in its charter)



            TEXAS                       1-10307                 74-0704500
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


               ONE IMPERIAL SQUARE
                   P. O. BOX 9
                SUGAR LAND, TEXAS                            77487
    (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (281) 491-9181

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Item 9 - Regulation FD Disclosure

     On August 13, 2002, Imperial Sugar Company furnished to the Securities and Exchange Commission certifications by its Chief Financial Officer and its Chief Executive Officer each pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as well as sworn statements by its Chief Financial Officer and its Chief Executive Officer each pursuant to Order No. 4-460 of the Securities and Exchange Commission dated June 27, 2002.

     These certifications and statements are attached hereto as an exhibit and incorporated in this Item 9 by reference.

Item 7 - Financial Statements, Pro Forma Financial Information & Exhibits

     (c) Exhibits

99.1 Certification dated August 13, 2002, of the Chief Financial Officer of Imperial Sugar Company pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.2 Certification dated August 13, 2002, of the Chief Executive Officer of Imperial Sugar Company pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.3 Sworn statement dated August 13, 2002, of the Chief Financial Officer of Imperial Sugar Company pursuant to Order No. 4-460 of the Securities and Exchange Commission dated June 27, 2002.

99.4 Sworn statement dated August 13, 2002, of the Chief Executive Officer of Imperial Sugar Company pursuant to Order No. 4-460 of the Securities and Exchange Commission dated June 27, 2002.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             IMPERIAL SUGAR COMPANY

Date: August 13, 2002                        By:   /s/ J. Chris Brewster
                                                   ---------------------------
                                                   J. Chris Brewster
                                                   Executive Vice President
                                                   and Chief Financial Officer